EXHIBIT 99.3
Office of the United States Trustee

In re:		DEBTOR IN POSSESSION INTERIM STATEMENT
The Kushner-Locke Company					Page 1 of 3
		Statement Number:		67
Chapter 11		For the Period FROM:		5/1/2007
Case No. LA 01-44828-SB (Administratively Consolidated with		TO:		5/31/2007
Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01-
44833-SB through LA 01-44836-SB; and LA 01-44841-SB)

CASH ACTIVITY ANALYSIS (Cash Basis Only)		Collateral	Concentration	City National
		Account	Account	Collection Account

Balance before Statement #1		$268,333.21	$65,956.21

A. Total Receipts per all Prior Interim Statements		$9,931,200.64	$8,724,774.19	$906,261.28

B. Less: Total Disbursements per all Prior Statements		$9,010,014.84	$8,681,636.44	$21,290.52

C. Beginning Balance		$1,189,519.01	$109,093.96	$884,970.76

D. Receipts during Current Period
Description

5/1/2007	Refund of money wrongly received			$(20,900.00)
5/2/2007	Force Entertainment			$24,409.69
5/10/2007	Hamdon Entertainment	$2,804.00
5/11/2007	Real Networks			$4,000.00
5/11/2007	Wire Transfer		$70,000.00
5/16/2007	N Tree
5/17/2007	Compact Collections	$12,208.35		$11,250.00
5/31/2007	Wire Transfer
5/31/2007	interest	$5,172.40

TOTAL RECEIPTS THIS PERIOD		$20,184.75	$100,000.00	$18,759.69	—

E. Balance Available (C plus D)		$1,209,703.76	$209,093.96	$903,730.45	$—

DEBTOR lN POSSESSION INTERIM STATEMENT NO: 67	Page 2 of 3
F. Less: Disbursements during Current Period:

Date	Check No.	Payee/Purpose
5/4/2007		ADP Fees		$127.69
5/8/2007		ADP Taxes		$7,722.66
5/8/2007	8401	Payroll		$1,357.46
5/8/2007	8402	Payroll		$9,896.99
5/8/2007	8403	Payroll		$1,628.87
5/8/2007	8404	Payroll		$2,888.18
5/10/2007	38779	Accurate Express		$60.96
5/10/2007	38780	Blue Shield of California		$387.00
5/10/2007	38781	Bonded Services, Inc		$6,588.60
5/10/2007	38782	Federal Express		$92.96
5/10/2007	38783	Health Net		$4,644.70
5/10/2007	38784	Hollywood Reporter		$247.89
5/10/2007	38785	ITE Solutions		$775.00
5/10/2007	38786	New Wave Entertainment		$400.00
5/10/2007	38787	Secretary of State		$25.00
5/10/2007	38788	United States Trustee		$250.00
5/10/2007	38789	United States Trustee		$3,750.00
5/10/2007	38790	United States Trustee		$250.00
5/10/2007	38791	United States Trustee		$250.00
5/10/2007	38792	United States Trustee		$250.00
5/10/2007	38793	United States Trustee		$250.00
5/10/2007	38794	United States Trustee		$250.00
5/10/2007	38795	United States Trustee		$250.00
5/10/2007	38796	United States Trustee		$250.00
5/11/2007		Wire Transfer	$70,000.00
5/11/2007	38797	Recall		$1,139.26
5/11/2007	1006	Vision Films			$409.69
5/15/2007		Service Charge		$164.19
5/18/2007		ADP Fees		$246.51
5/21/2007		ADP Taxes		$7,852.54
5/22/2007	8405	Payroll		$1,357.46
5/22/2007	8406	Payroll		$9,175.00
5/22/2007	8407	Payroll		$8,110.70
5/22/2007	8408	Payroll		$1,628.87
5/22/2007	8409	Payroll		$2,888.1
5/25/2007		ADP Fees		$17.31
5/30/2007	38798	Accurate Express		$64.63
5/30/2007	38799	Arrowhead		$19.22
5/30/2007	38800	AT&T		$68.89
5/30/2007	38801	Blue Shield of California		$1,161.00
5/30/2007	38802	Bonded Services, Inc		$13,177.20
5/30/2007	38803	Federal Express		$16.12
5/30/2007	38804	Health Net		$4,644.70
5/30/2007	38805	New Beginnings Enterprises		$8,882.88
5/30/2007	38806	AT&T		$326.95
5/30/2007	38807	KEREN AMINIA		$1,250.83
5/31/2007		Control Agreement Fee			$50.00
5/31/2007		Wire Transfer	$30,000.00

TOTAL DISBURSEMENTS THIS PERIOD:			$100,000.00	$104,796.41	$459.69	—

G. Ending Balance (E less F)			$1,109,703.76	$104,297.55	$903,270.76	$—

DEBTOR lN POSSESSION INTERIM STATEMENT NO: 67	Page 3 of 3

H. (1) Collateral Account:
a) Depository Name and Location:	Chase Bank	1 Chase Manhattan Plaza, New York, NY 10081
b) Account Number:	323221556
(2) Concentration Account:
a) Depository Name and Location:	Comerica Bank	10900 Wilshire Blvd, Los Angeles, CA 90024
b) Account Number:	1891935460

I: Other monies on hand:

The Kushner Locke Company PWI account		$731.10
Bank of Scotland — Pinocchio	936582	£467,925.89	Pound Sterling	Time Deposit
Bank of Scotland — Basil	936582	£232,459.05	Pound Sterling	Time Deposit (KL’s interest is 50%)
Allied Pinocchio	10747301	$—	Pound Sterling
Edge Entertainment	1891152710	$172.89

I: Other monies on hand (continued):

Additionally, the Company maintains a minimal amount of Petty Cash (less than $500).

Joint Venture Accounts:
BLT Venture	178-71491-7	$95,381.96
BLT Venture	16-524173-1101	$330.45
KL MDP Sensation	60-066-930	$—
KL\7 Venture	1890-69-6360	$31,712.15
Denial Venture	1890-69-6501	$163,449.96
Cracker LLC	1891-04-1665	$732.79
Swing	323-51 8095	$13,331.13
I, Alice Neuhauser, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.

/s/ Alice Neuhauser

Debtor in Possession